SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): March 31, 2005


                           Tommy Hilfiger Corporation
             (Exact Name of Registrant as Specified in its Charter)


      British Virgin Islands        1-11226                   98-0372112
      ----------------------        -------                   ----------
      (State or other       (Commission File Number)         (IRS Employer
       jurisdiction of                                    Identification Number)
       incorporation)

 9/F, Novel Industrial Building, 850-870 Lai Chi Kok Road, Cheung Sha Wan,
                               Kowloon, Hong Kong
                    (Address of principal executive offices)

                                  852-2216-0668
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Under the law of the British Virgin Islands ("BVI"), where Tommy Hilfiger Corporation (the "Company") is incorporated, and the law of Delaware, where the Company's principal U.S. subsidiary, Tommy Hilfiger U.S.A., Inc. ("THUSA") is incorporated, a corporation has the power to provide mandatory indemnification against certain liabilities and expenses incurred by its officers and directors if they meet the applicable statutory standard of conduct.

In the case of officers and directors of THUSA, THUSA's by-laws, as permitted by Delaware law, provide that THUSA SHALL indemnify any person who is or was a party or threatened to be a party to any threatened, pending or completed proceedings by reason of the fact that the person is or was a director of officer of THUSA, if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of THUSA. THUSA's by-laws also require THUSA to advance expenses incurred in defending or investigating a threatened or pending proceeding upon receipt by THUSA of an undertaking by the director or officer to repay such amount if it is ultimately determined that such person is not entitled to be indemnified.

In the case of officers and directors of the Company, the Company's Articles of Association permit, but do not require, the Company to indemnify any person who is or was a party or threatened to be made a party to any threatened, pending or completed proceedings by reason of the fact that the person is or was a director or officer of the Company, if such person acted honestly and in good faith with a view to the best interests of the Company.

On March 31, 2005, as permitted by BVI law, the Company began entering into indemnification agreements with its current officers and directors, following the prior authorization of such agreements by the unanimous vote of the Company's independent directors. These indemnification agreements provide mandatory indemnification and advancement of expenses for the Company's current officers and directors, subject to meeting the applicable standard of conduct under BVI law, that is generally comparable to the mandatory indemnification and advancement of expenses provided to THUSA's officers and directors under THUSA's by-laws. The indemnification agreements require the Company to indemnify its officers and directors to the fullest extent permitted by applicable law if, by reason of their serving or having served as officers or directors of the Company or, at the request of the Company, in any capacity at another entity, they are made or threatened to be made a party to or a participant in any proceeding, against costs and expenses, including reasonable attorneys' fees, and any losses, judgments or amounts paid in settlement actually and reasonably incurred in connection with such proceeding, if the officer or director acted honestly and in good faith with a view to the best interests of the Company. The indemnification agreements also require the Company to pay in advance of the final disposition of a proceeding all reasonable expenses, including reasonable attorneys' fees, incurred in connection with such proceeding, subject to an undertaking by the officer or director to repay any advance if it is ultimately determined that the officer or director is not entitled to be indemnified against such expenses. The rights under the indemnification agreement to receive indemnification and advancement of expenses are not exclusive of any other rights that the director or officer may have under applicable law, the Company's Articles of Association, a vote of stockholders or a resolution of directors, director and officer liability insurance policies or otherwise.

The Company is not required by the indemnification agreements to indemnify the directors and officers against fines and penalties or with respect to claims (i) for an accounting of profits made from the purchase or sale of the Company's securities under Section 16 of the Securities Exchange Act of 1934, (ii) resulting from the person's knowingly fraudulent, dishonest or willful misconduct, or (iii) for which the payment of expenses or losses under the indemnification agreement is not permitted by applicable law. The indemnification agreements require the officer or director (i) to cooperate fully with the Company in responding to any proceeding, (ii) to provide all required information and documents, and (iii) to be available for testimony, in each case as reasonably requested by the Company. A determination regarding a person's entitlement to indemnification may be made by either independent counsel selected by the Board of Directors of the Company or by the disinterested directors of the Company. The indemnification agreements also provide that the Company shall use its best efforts to continue to maintain directors' and officers' liability insurance policies for the benefit of the persons executing the indemnification agreements having at least the same liability coverage amounts as the Company's current directors' and officers' liability insurance policies; provided that the Company is not obligated to pay premiums for such insurance that are, in the good faith determination of the Board of Directors of the Company, unreasonable for the Company to undertake.

The foregoing summary of the indemnification agreement is qualified in its entirety by reference to the form of indemnification agreement attached hereto as Exhibit 99.1.


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ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

99.1 Form of Indemnification Agreement entered into between Tommy Hilfiger Corporation and its officers and directors.


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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                            TOMMY HILFIGER CORPORATION


                                            By:   /s/ Joseph Scirocco
                                               ---------------------------------
                                               Name:  Joseph Scirocco
                                               Title: Executive Vice President,
                                                      Chief Financial Officer &
                                                      Treasurer

Date:  April 6, 2005



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                                  EXHIBIT INDEX

EXHIBIT NO.        DESCRIPTION OF DOCUMENT

99.1 Form of Indemnification Agreement entered into between Tommy Hilfiger Corporation and its officers and directors.